SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 25, 2003
(Date of earliest event reported)

PRAECIS PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30289	04-3200305
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

830 Winter Street, Waltham, Massachusetts 02451-1420
(Address of principal executive offices, including zip code)

(781) 795-4100
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.             Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                Exhibits.

99.1                           Press Release dated April 25, 2003 issued by PRAECIS PHARMACEUTICALS INCORPORATED.

Item 9.             Regulation FD Disclosure.

The following information set forth under “Item 9. Regulation FD Disclosure” is intended to be furnished under said Item 9 and also under “Item 12. Results of Operations and Financial Condition” as provided in the Securities and Exchange Commission’s interim guidance regarding Form 8-K, Item 12 filing requirements (Release No. 34-47583).  Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On April 25, 2003, PRAECIS PHARMACEUTICALS INCORPORATED issued a press release announcing its financial results for the quarter ended March 31, 2003.  The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2003	PRAECIS PHARMACEUTICALS INCORPORATED

	By	/s/ Kevin F. McLaughlin
Kevin F. McLaughlin
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 25, 2003 issued by PRAECIS PHARMACEUTICALS INCORPORATED.